                                  EXHIBIT 32.a
                                  ------------

                            CERTIFICATION PURSUANT TO

                                 18 U.S.C. 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Morgan Beaumont, Inc. (the "Company") on Form 10-QSB/A for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clifford Wildes, in my capacity as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /S/ CLIFFORD WILDES
                                       -------------------
Date: November 14, 2005                Clifford Wildes, Chief Executive Officer